UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2014
Date of Report (Date of earliest event reported)

NANO LABS CORP.
(Exact name of registrant as specified in its charter)

Colorado	333-171658	84-1307164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Ford Building 615 Griswold Street, 17th Floor Suite 1715 Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

(888) 806-2315
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on form 8-K is being amended in accordance with that certain comment letter from the Securities and Exchange Commission dated March 14, 2014 to indicate that the PCAOB revoked the registration of our prior auditor, Patrick Rodgers, CPA, PA.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Nano Labs Corp., a Colorado corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective January 20, 2014, the Company dismissed Patrick Rodgers, CPA, P.A. ("Rodgers") as its's independent registered public accounting firm. The Company dismissed Rodgers as its independent registered public account firm because the PCAOB revoked the registration of Rodgers. The Company has engaged Terry L. Johnson, CPA ("Johnson") as its principal independent registered public accounting firm effective January 20, 2014. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Rodgers on the Company's financial statements for fiscal year ended June 30, 2012 (which included the balance sheet as of June 30, 2012 and the statement of operations, cash flows and stockholders' equity as of June 30, 2012, for the past fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal year ended June 30, 2013 and during the subsequent period through to the date of Rodgers' resignation, there were no disagreements between the Company and Rodgers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Rodgers, would have caused Rodger to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Rodgers with a copy of this amendment no. 1 to Current Report on Form 8-K and requested that Rodgers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Rodgers agrees with the statements made in this Current Report on Form 8-K with respect to Rodgers and, if not, stating the aspects with which they do not agree. We were unable to obtain this letter from Rodgers.

In connection with the Company’s appointment of Johnson as the Company’s principal registered accounting firm at this time, the Company has not consulted Johnson on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (June 30, 2013 and 2012) and subsequent interim period through the date of engagement.

Exhibit No.	Description of Exhibit
16.1
Original letter from Patrick Rodgers, CPA, P.A. dated January 20, 2014 incorporated by reference to the filing of the Current Report on Form 8-K with the Securities and Exchange Commission on January 22, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO LABS CORP.

DATE: April 28, 2014	By:	/s/ Bernardo Camacho Chararria
	Name:	Bernardo Camacho Chararria
	Title:	President/Chief Executive Officer

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